AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AUGUST 14, 1997


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported):  July 31, 1997


                        CHANDLER INSURANCE COMPANY, LTD.
             (Exact name of registrant as specified in its charter)


                                 Cayman Islands
                    (State or jurisdiction of incorporation)


                   0-15286                              N/A
           (Commission File Number)      (IRS Employer Identification No.)


         Anderson Square, 5th Floor
    Grand Cayman, Cayman Islands, B.W.I.                N/A
  (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (345) 949-8177



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ITEM 5.  OTHER EVENTS
         ------------

              In the Company's report on the Form 10Q for the period ended June 30, 1997, it reported in Item 2 under the heading "CenTra Litigation - Nebraska" regarding CenTra's appeal of the Order for Divestiture by the U.S. District Court for the District of Nebraska. On July 31, 1997 the District Court stayed further action regarding divestiture pending the outcome of that appeal.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.




                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                               CHANDLER INSURANCE COMPANY, LTD.



Date:  August 14, 1997                    By:  /s/ Mark T. Paden
                                               -------------------------------
                                               Mark T. Paden
                                               Vice President - Finance and
                                               Chief Financial Officer
                                               (Principal Accounting and
                                                   Financial Officer)




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